Commitments and Contingent Liabilities - Minimum Lease Commitments of Company and its Subsidiaries under Operating Leases, at Rates in Effect (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
2015	$ 8,386
2016	5,710
2017	4,189
2018	3,665
2019	3,486
2020 - 2023	7,936
Minimum lease payments Due, Total	$ 33,372